Exhibit 23(a)






                         CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to the use in the Prospectus constituting part of this
Registration Statement on Amendment No. 2 to Form S-11 of our report dated
July 11, 1996 relating to the financial statement of Chase Preferred Capital Corporation, which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.




/s/ Price Waterhouse LLP
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PRICE WATERHOUSE LLP
New York, New York
August 28, 1996